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                       SUPPLEMENT DATED DECEMBER 17, 1997
                        TO PROSPECTUS DATED MAY 1, 1997
                 AS PREVIOUSLY SUPPLEMENTED SEPTEMBER 26, 1997

                      ACTIVE COUNTRY ALLOCATION PORTFOLIO

                                 A PORTFOLIO OF

              MORGAN STANLEY INSTITUTIONAL FUND, INC. (THE "FUND")
                                 P.O. BOX 2798
                             BOSTON, MASSACHUSETTS
                                   02208-2798
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    The  Prospectus is  being amended  and supplemented  to reflect  a change in
Portfolio Managers. Francine Bovich and Madhav Dhar will no longer serve as Portfolio Managers. Accordingly, the paragraph under "PORTFOLIO MANAGERS" on page 16, is hereby deleted and replaced with the following:

    ANN D. THIVIERGE AND BARTON M. BIGGS. Ann D. Thivierge is a Principal of the Adviser. She is a member of the Adviser's asset allocation committee, primarily representing the Total Fund Management team since its inception in 1991. Prior to joining the Adviser in 1986, she spent two years at Edgewood Management Company, a privately held investment management firm. Ms. Thivierge holds a B.A. in International Relations from James Madison College, Michigan State University, and an M.B.A. in Finance from New York University. Barton M. Biggs has been Chairman and a director of the Adviser since 1980 and a Managing Director of Morgan Stanley since 1975. He is also a director and chairman of various registered investment companies to which the Adviser and certain of its affiliates provide investment advisory services. Mr. Biggs holds a B.A. from Yale University and an M.B.A. from New York University. Ms. Thivierge and Mr. Biggs have shared primary responsibility for managing the Portfolio since June, 1995.

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE